SHAREHOLDER LETTER

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Your Fund's Goal: Franklin Asset Allocation Fund seeks to provide total return through investment in common stocks, investment-grade corporate and U.S. government bonds, short-term money market instruments, securities of foreign issuers, and real estate securities.
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Dear Shareholder:

We are pleased to bring you Franklin Asset Allocation Fund's annual report for the period ended December 31, 2000. During the 12 months under review, the U.S. economy continued to expand, albeit at a more subdued pace than in 1999. U.S. gross domestic product (GDP) growth decelerated throughout the year partly because of higher energy prices and, perhaps most importantly, a protracted series of interest-rate hikes initiated by an inflation wary Federal Reserve Board (Fed). In mid-December 2000, the Fed signaled an end to its long-held tightening bias. Recent economic discussions now question whether the next few quarters will experience a "soft" or "hard" landing -- that is, greater or less than 1% GDP growth. While there has been much debate, it seems certain that the economy is landing.


CONTENTS


Shareholder Letter ....................................................      1

Performance Summary ...................................................      6

Financial Highlights & Statement of Investments .......................     10

Financial Statements ..................................................     16

Notes to Financial Statements .........................................     19

Independent Auditors' Report ..........................................     23

Tax Designation .......................................................     24


FUND CATEGORY
[PYRAMID GRAPHIC]



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 12.

ASSET ALLOCATION
Based on Total Net Assets
12/31/00

[PIE CHART]

Equity                                          64.2%
Fixed Income Securities                         16.0%
Short-Term Investments & Other Net Assets       19.8%


In addition to slowing the American economy, higher energy and borrowing costs impacted the markets. These higher than anticipated costs affected many companies who began warning of lower than expected earnings. The Standard and Poor's 500(R) (S&P 500(R)) Composite Index, whipsawed on negative earnings announcements, fell 9.11% for the year and 12.81% from its peak set on March 24, 2000. Still more striking, the Nasdaq Composite Index, heavily weighted with technology companies, posted a 38.83% loss on the year and a 50.99% decline from its peak, also set in March. The year 2000 marked the worst performance for the Nasdaq(R) in its 29-year history. As a result of the selloff, the S&P 500 and the Nasdaq traded at levels not seen since early 1999. Seeking a safe haven, investors turned their attention toward U.S. Treasuries. Although rising interest rates generally have a negative impact on bond prices, longer maturity Treasury bonds performed relatively well due to a supply and demand imbalance that began when the government announced a sustained buyback program of such securities.

Within this environment, Franklin Asset Allocation Fund - Class A delivered a -1.84% one-year cumulative total return, as shown in the Performance Summary beginning on page 6. The S&P 500 and Lehman Brothers Government/Credit Index, the Fund's benchmark indexes, posted returns of -9.11% and 11.85% for the year.(1)

Throughout the period, we used quantitative, technical and fundamental analysis to identify economic sectors, industries and companies we believed offered the best opportunity for achieving the Fund's goal. We sought to diversify investments among different asset classes to reduce the impact on the Fund's returns of a particular security or asset class. The Fund's performance relative to the Lehman Brothers Government/Credit Index was largely due to our overweighting of stocks versus bonds and cash during this turbulent time. Conversely, our concentration in Treasuries and corporate bonds helped the Fund outperform relative to the S&P 500. On December 31, 2000, equities represented 64.2% of the Fund's total net assets, fixed income securities were 16.0%, and short-term investments and other net assets the remaining 19.8%.


TOP 10 INDUSTRIES
12/31/00

                                                                  % OF TOTAL
                                                                   NET ASSETS
--------------------------------------------------------------------------------
Health Technology                                                       10.5%

Producer Manufacturing                                                   7.5%

Electronic Technology                                                    7.1%

Finance                                                                  5.5%

Consumer Non-Durables                                                    4.8%

Energy Minerals                                                          4.7%

Retail Trade                                                             4.3%

Industrial Services                                                      4.2%

Technology Services                                                      3.7%

Communications                                                           2.4%


(1) Source: Standard and Poor's Micropal. The Standard and Poor's 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies. The Lehman Brothers Government/Credit Index is composed of securities in the Lehman Brothers Government and Credit Indexes, including U.S. Treasury, U.S. government and agency securities; publicly issued U.S. corporate and foreign debentures; and secured notes that meet maturity, liquidity and quality specifications. Total return includes price appreciation/depreciation and income as a percentage of the original investment. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 EQUITY HOLDINGS
12/31/00

COMPANY                                                         % OF TOTAL
INDUSTRY                                                        NET ASSETS
--------------------------------------------------------------------------------
Enron Corp.                                                            3.1%
Industrial Services

Genentech Inc.                                                         3.0%
Health Technology

General Electric Co.                                                   2.7%
Producer Manufacturing

Cisco Systems Inc.                                                     2.2%
Electronic Technology

American International
Group Inc.                                                             2.0%
Finance

Target Corp.                                                           1.7%
Retail Trade

Watson Pharmaceuticals Inc.                                            1.7%
Health Technology

Philip Morris Cos. Inc.                                                1.6%
Consumer Non-Durables

Wells Fargo & Co.                                                      1.6%
Finance

Devon Energy Corp.                                                     1.5%
Energy Minerals


After selecting the asset classes and industries in which to invest, we employed a bottom-up strategy to select individual companies, considering factors such as valuation, management quality and industry leadership. Many of the names we considered to be defensive performed well during the year. We remained underweighted in consumer cyclicals and financials -- industry groups usually harmed by rising interest rates. We also took the opportunity to lighten positions in some of the Fund's less liquid corporate bonds, and we increased our cash allocation. Until the economy's direction becomes clearer, we plan to hold higher cash levels and be more equity-focused. This higher cash strategy helped us achieve better results than the S&P 500 and the broader indexes.

Looking forward, a more balanced view of the "big picture" suggests several reasons to be optimistic. For one, oil prices, widely cited as a major culprit of 2000's slowing economy, had fallen significantly by year-end from their $36 per-barrel peak. For another, long-term interest rates also fell, partly in anticipation that the Fed will lower interest rates in early 2001. In 2000, mortgage rates dropped more than 100 basis points (1.0%), and over 150 basis points (1.5%) from their peak. Lower mortgage rates make buying a home more feasible for some. This is significant, as home buying, not to mention the supplementary purchases that accompany it, is one of the economy's major drivers. Finally, and most importantly in our opinion, the nation's historically low unemployment levels at the end of 2000 support our positive outlook. Any equity market volatility in the meantime could present unique opportunities to discover undervalued stocks with the potential to provide attractive long-term returns for the Fund's shareholders.

As you know, a merger with Franklin Growth and Income Fund was approved on January 29, 2001. We appreciate your participation in Franklin Asset Allocation Fund and hope we can continue to serve your investment needs in the years to come.

Sincerely,


/s/ R. Martin Wiskemann


R. Martin Wiskemann
Portfolio Manager
Franklin Asset Allocation Fund


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This discussion reflects our views, opinions and portfolio holdings as of
December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

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CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to
8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 12/31/00

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                                  CHANGE        12/31/00       12/31/99
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$0.77         $10.56         $11.33
DISTRIBUTIONS (1/1/00 - 12/31/00)
Dividend Income                          $0.1852
Short-Term Capital Gain                  $0.0769
Long-Term Capital Gain                   $0.2949
                                         -------
Total                                    $0.5570

CLASS C                                  CHANGE        12/31/00       12/31/99
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$0.78         $10.53         $11.31
DISTRIBUTIONS (1/1/00 - 12/31/00)
Dividend Income                          $0.1131
Short-Term Capital Gain                  $0.0769
Long-Term Capital Gain                   $0.2949
                                         -------
Total                                    $0.4849


Franklin Asset Allocation Fund paid distributions derived from long-term capital gains totaling 29.49 cents ($0.2949) per share in June and December 2000. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).

PERFORMANCE

CLASS A                                       1-YEAR   5-YEAR(6)      10-YEAR(6)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    -1.84%   +79.03%        +262.22%

Average Annual Total Return(2)                -7.48%   +11.04%         +13.06%

Value of $10,000 Investment(3)                $9,252   $16,879        $34,115

Distribution Rate(4)              1.65%

30-Day Standardized Yield(5)      1.74%


                                                                       INCEPTION
CLASS C                                                1-YEAR          (5/3/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                              -2.56%          +8.71%

Average Annual Total Return(2)                          -4.42%          +4.47%

Value of $10,000 Investment(3)                          $9,558         $10,758

Distribution Rate(4)              1.06%

30-Day Standardized Yield(5)      1.07%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. Distribution rate is based on the respective class's past 12 months' quarterly dividends and the maximum offering price per share on 12/31/00.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/00.

6. On 7/3/96, the Fund amended its investment objective to total return and secondarily reduced risk over time.




--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.


AVERAGE ANNUAL TOTAL RETURN

CLASS A             12/31/00
-----------------------------
1-Year                -7.48%

5-Year(6)            +11.04%

10-Year(6)           +13.06%


CLASS A (1/1/91 - 12/31/00)

[LINE GRAPH]

                     FRANKLIN ASSET
                    ALLOCATION FUND -                LB GOV/CREDIT
      DATE              CLASS A            S&P 500       INDEX           CPI
--------------------------------------------------------------------------------
   01/01/1991            $ 9,418          $10,000        $10,000       $10,000
   01/31/1991            $10,067          $10,436        $10,112       $10,060
   02/28/1991            $10,403          $11,182        $10,199       $10,075
   03/31/1991            $10,579          $11,453        $10,269       $10,090
   04/30/1991            $10,625          $11,480        $10,387       $10,105
   05/31/1991            $11,195          $11,975        $10,435       $10,136
   06/30/1991            $10,761          $11,427        $10,424       $10,165
   07/31/1991            $10,992          $11,959        $10,554       $10,180
   08/31/1991            $11,176          $12,243        $10,797       $10,210
   09/30/1991            $11,180          $12,038        $11,022       $10,255
   10/31/1991            $11,344          $12,199        $11,121       $10,270
   11/30/1991            $10,875          $11,708        $11,232       $10,300
   12/31/1991            $11,509          $13,047        $11,610       $10,307
   01/31/1992            $11,792          $12,804        $11,438       $10,323
   02/29/1992            $12,122          $12,970        $11,499       $10,360
   03/31/1992            $12,054          $12,717        $11,436       $10,413
   04/30/1992            $12,339          $13,091        $11,504       $10,427
   05/31/1992            $12,292          $13,155        $11,728       $10,442
   06/30/1992            $12,148          $12,959        $11,899       $10,479
   07/31/1992            $12,388          $13,489        $12,203       $10,501
   08/31/1992            $12,124          $13,212        $12,312       $10,531
   09/30/1992            $12,414          $13,367        $12,481       $10,560
   10/31/1992            $12,245          $13,412        $12,290       $10,597
   11/30/1992            $12,704          $13,868        $12,279       $10,612
   12/31/1992            $13,139          $14,039        $12,490       $10,605
   01/31/1993            $13,431          $14,157        $12,762       $10,657
   02/28/1993            $13,577          $14,349        $13,028       $10,694
   03/31/1993            $13,870          $14,652        $13,072       $10,731
   04/30/1993            $13,992          $14,297        $13,173       $10,761
   05/31/1993            $14,237          $14,679        $13,166       $10,776
   06/30/1993            $14,446          $14,722        $13,465       $10,791
   07/31/1993            $14,372          $14,663        $13,551       $10,791
   08/31/1993            $14,840          $15,219        $13,863       $10,822
   09/30/1993            $14,999          $15,101        $13,911       $10,844
   10/31/1993            $15,273          $15,414        $13,968       $10,889
   11/30/1993            $15,148          $15,268        $13,810       $10,897
   12/31/1993            $15,571          $15,452        $13,871       $10,897
   01/31/1994            $16,071          $15,978        $14,079       $10,926
   02/28/1994            $15,946          $15,545        $13,772       $10,963
   03/31/1994            $15,433          $14,867        $13,435       $11,000
   04/30/1994            $15,483          $15,057        $13,323       $11,016
   05/31/1994            $15,659          $15,304        $13,299       $11,023
   06/30/1994            $15,470          $14,929        $13,269       $11,061
   07/31/1994            $15,748          $15,419        $13,534       $11,091
   08/31/1994            $16,179          $16,051        $13,540       $11,135
   09/30/1994            $15,990          $15,659        $13,335       $11,165
   10/31/1994            $16,066          $16,012        $13,320       $11,173
   11/30/1994            $15,531          $15,429        $13,297       $11,188
   12/31/1994            $15,645          $15,657        $13,384       $11,188
   01/31/1995            $15,825          $16,063        $13,641       $11,232
   02/28/1995            $16,362          $16,689        $13,958       $11,277
   03/31/1995            $16,683          $17,182        $14,051       $11,314
   04/30/1995            $16,760          $17,687        $14,248       $11,352
   05/31/1995            $17,172          $18,394        $14,845       $11,375
   06/30/1995            $17,468          $18,821        $14,964       $11,397
   07/31/1995            $17,779          $19,446        $14,905       $11,397
   08/31/1995            $17,882          $19,494        $15,096       $11,427
   09/30/1995            $18,219          $20,317        $15,250       $11,450
   10/31/1995            $18,167          $20,244        $15,474       $11,488
   11/30/1995            $18,924          $21,133        $15,730       $11,480
   12/31/1995            $19,055          $21,541        $15,961       $11,471
   01/31/1996            $19,634          $22,273        $16,060       $11,539
   02/29/1996            $19,818          $22,480        $15,719       $11,576
   03/31/1996            $20,054          $22,696        $15,587       $11,636
   04/30/1996            $20,424          $23,030        $15,480       $11,682
   05/31/1996            $20,742          $23,624        $15,453       $11,704
   06/30/1996            $20,835          $23,713        $15,659       $11,711
   07/31/1996            $20,011          $22,665        $15,695       $11,733
   08/31/1996            $20,516          $23,144        $15,656       $11,755
   09/30/1996            $21,220          $24,447        $15,934       $11,793
   10/31/1996            $21,514          $25,121        $16,306       $11,831
   11/30/1996            $22,528          $27,020        $16,606       $11,853
   12/31/1996            $22,373          $26,485        $16,421       $11,853
   01/31/1997            $22,857          $28,141        $16,441       $11,891
   02/28/1997            $22,723          $28,360        $16,476       $11,928
   03/31/1997            $22,535          $27,195        $16,280       $11,958
   04/30/1997            $22,832          $28,818        $16,517       $11,972
   05/31/1997            $23,994          $30,573        $16,671       $11,965
   06/30/1997            $24,561          $31,943        $16,871       $11,979
   07/31/1997            $25,891          $34,486        $17,387       $11,994
   08/31/1997            $25,185          $32,554        $17,192       $12,017
   09/30/1997            $26,420          $34,338        $17,462       $12,047
   10/31/1997            $25,548          $33,191        $17,742       $12,077
   11/30/1997            $25,684          $34,728        $17,836       $12,069
   12/31/1997            $25,783          $35,326        $18,023       $12,055
   01/31/1998            $25,812          $35,718        $18,277       $12,078
   02/28/1998            $26,837          $38,293        $18,241       $12,101
   03/31/1998            $27,293          $40,253        $18,297       $12,124
   04/30/1998            $27,436          $40,660        $18,389       $12,146
   05/31/1998            $27,093          $39,961        $18,585       $12,168
   06/30/1998            $27,451          $41,583        $18,775       $12,182
   07/31/1998            $27,075          $41,138        $18,790       $12,197
   08/31/1998            $24,680          $35,190        $19,156       $12,211
   09/30/1998            $25,761          $37,445        $19,704       $12,226
   10/31/1998            $27,008          $40,490        $19,564       $12,255
   11/30/1998            $28,053          $42,943        $19,682       $12,255
   12/31/1998            $29,273          $45,417        $19,731       $12,248
   01/31/1999            $30,361          $47,315        $19,871       $12,277
   02/28/1999            $29,273          $45,844        $19,398       $12,292
   03/31/1999            $30,096          $47,677        $19,495       $12,329
   04/30/1999            $30,982          $49,522        $19,544       $12,419
   05/31/1999            $30,421          $48,354        $19,343       $12,419
   06/30/1999            $31,581          $51,037        $19,283       $12,419
   07/31/1999            $31,492          $49,445        $19,229       $12,456
   08/31/1999            $31,373          $49,198        $19,213       $12,486
   09/30/1999            $30,899          $47,850        $19,386       $12,546
   10/31/1999            $31,704          $50,879        $19,437       $12,569
   11/30/1999            $32,480          $51,912        $19,425       $12,576
   12/31/1999            $34,755          $54,969        $19,306       $12,576
   01/31/2000            $34,264          $52,210        $19,301       $12,614
   02/29/2000            $34,785          $51,223        $19,542       $12,688
   03/31/2000            $36,258          $56,232        $19,825       $12,792
   04/30/2000            $34,965          $54,540        $19,728       $12,800
   05/31/2000            $34,072          $53,422        $19,710       $12,815
   06/30/2000            $34,588          $54,736        $20,112       $12,882
   07/31/2000            $34,028          $53,882        $20,326       $12,912
   08/31/2000            $35,739          $57,228        $20,612       $12,912
   09/30/2000            $34,463          $54,207        $20,690       $12,979
   10/31/2000            $34,681          $53,979        $20,821       $13,001
   11/30/2000            $33,214          $49,725        $21,177       $13,009
   12/31/2000            $34,115          $49,969        $21,594       $13,001


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

CLASS C (5/3/99 - 12/31/00)


[LINE GRAPH]

                     FRANKLIN ASSET
                    ALLOCATION FUND -                LB GOV/CREDIT
      DATE              CLASS C            S&P 500       INDEX           CPI
--------------------------------------------------------------------------------
   05/03/1999           $ 9,896           $10,000         $10,000       $10,000
   05/31/1999           $ 9,717           $ 9,764         $ 9,897       $10,000
   06/30/1999           $10,076           $10,306         $ 9,866       $10,000
   07/31/1999           $10,038           $ 9,984         $ 9,839       $10,030
   08/31/1999           $ 9,990           $ 9,934         $ 9,831       $10,054
   09/30/1999           $ 9,833           $ 9,662         $ 9,919       $10,102
   10/31/1999           $10,090           $10,274         $ 9,945       $10,121
   11/30/1999           $10,318           $10,482         $ 9,939       $10,127
   12/31/1999           $11,041           $11,100         $ 9,878       $10,127
   01/31/2000           $10,875           $10,543         $ 9,876       $10,157
   02/29/2000           $11,041           $10,343         $ 9,999       $10,217
   03/31/2000           $11,489           $11,355         $10,144       $10,301
   04/30/2000           $11,078           $11,013         $10,094       $10,307
   05/31/2000           $10,794           $10,787         $10,085       $10,319
   06/30/2000           $10,945           $11,053         $10,291       $10,373
   07/31/2000           $10,757           $10,880         $10,400       $10,397
   08/31/2000           $11,300           $11,556         $10,547       $10,397
   09/30/2000           $10,876           $10,946         $10,587       $10,451
   10/31/2000           $10,945           $10,900         $10,653       $10,469
   11/30/2000           $10,470           $10,041         $10,836       $10,475
   12/31/2000           $10,758           $10,090         $11,049       $10,469



AVERAGE ANNUAL TOTAL RETURN

CLASS C                         12/31/00
------------------------------------------
1-Year                          -4.42%

Since Inception (5/3/99)        +4.47%


7. Source: Standard and Poor's Micropal. The Standard & Poor's 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies. The Lehman Brothers Government/Credit Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch.


Past performance does not guarantee future results.

FRANKLIN ASSET ALLOCATION FUND
Financial Highlights


                                                                                         CLASS A
                                                    -------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------------------------------------------
                                                        2000             1999              1998             1997            1996
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........      $   11.33         $    9.96         $    9.05         $   8.32        $   7.25
                                                    -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ....................            .19               .17               .18              .15             .14
 Net realized and unrealized gains (losses) ..           (.40)             1.67              1.03             1.10            1.11
                                                    -------------------------------------------------------------------------------
Total from investment operations .............           (.21)             1.84              1.21             1.25            1.25
                                                    -------------------------------------------------------------------------------
Less distributions from:
 Net investment income .......................           (.19)             (.17)             (.19)            (.15)           (.15)
 Net realized gains ..........................           (.37)             (.30)             (.11)            (.37)           (.03)
                                                    -------------------------------------------------------------------------------
Total distributions ..........................           (.56)             (.47)             (.30)            (.52)           (.18)
                                                    -------------------------------------------------------------------------------
Net asset value, end of year .................      $   10.56         $   11.33         $    9.96         $   9.05        $   8.32
                                                    -------------------------------------------------------------------------------

Total return(b) ..............................          (1.84)%           18.72%            13.54%           15.24%          17.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............      $ 150,698         $ 146,715         $ 108,268         $ 89,630        $ 56,867
Ratios to average net assets:
 Expenses ....................................           1.11%             1.10%             1.13%            1.12%           1.21%
 Net investment income .......................           1.66%             1.60%             1.91%            1.73%           1.86%
Portfolio turnover rate ......................          15.65%            49.86%            54.28%           54.57%          60.11%


(a)  Based on average shares outstanding effective year ended December 31, 1999.

(b) Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN ASSET ALLOCATION FUND
Financial Highlights (continued)


                                                              CLASS C
                                                    ---------------------------
                                                            YEAR ENDED
                                                            DECEMBER 31,
                                                    ---------------------------
                                                      2000              1999(c)
                                                    ---------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........       $   11.31         $   10.50
                                                    ---------------------------
Income from investment operations:
 Net investment income(a)....................             .10               .07
 Net realized and unrealized gains (losses) .            (.40)             1.13
                                                    ---------------------------
Total from investment operations ............            (.30)             1.20
                                                    ---------------------------
Less distributions from:
 Net investment income ......................            (.11)             (.09)
 Net realized gains .........................            (.37)             (.30)
                                                    ---------------------------
Total distributions .........................            (.48)             (.39)
                                                    ---------------------------
Net asset value, end of year ................       $   10.53         $   11.31
                                                    ---------------------------

Total return(b)..............................           (2.56)%           11.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............       $   9,917         $   3,544
Ratios to average net assets:
 Expenses ...................................            1.86%             1.85%(d)
 Net investment income ......................             .96%              .94%(d)
Portfolio turnover rate .....................           15.65%            49.86%


(a)  Based on average shares outstanding effective year ended December 31, 1999.

(b) Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  For the period May 1, 1999 (effective date) to December 31, 1999.

(d)  Annualized


                       See notes to financial statements.

FRANKLIN ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000


                                                                                                          SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 64.2%
     COMMUNICATIONS 2.4%
     AT&T Corp. ..............................................................................             50,000       $  865,625
     Sprint Corp. (FON Group) ................................................................             58,400         1,186,250
     Verizon Communications Inc. .............................................................             36,600         1,834,575
                                                                                                                        -----------
                                                                                                                          3,886,450
                                                                                                                        -----------
     CONSUMER NON-DURABLES 4.8%
     Coca-Cola Co. ...........................................................................             40,000         2,437,500
     Estee Lauder Cos. Inc., A ...............................................................             35,000         1,533,438
     Philip Morris Cos. Inc. .................................................................             60,000         2,640,000
     Procter & Gamble Co. ....................................................................             13,000         1,019,688
                                                                                                                        -----------
                                                                                                                          7,630,626
                                                                                                                        -----------
     CONSUMER SERVICES 2.6%
(a)  Charter Communications Inc., A ..........................................................             80,000         1,815,000
(a)  Clear Channel Communications Inc. .......................................................             15,000           726,563
     Time Warner Inc. ........................................................................             30,000         1,567,200
                                                                                                                        -----------
                                                                                                                          4,108,763
                                                                                                                        -----------
     ELECTRONIC TECHNOLOGY 7.1%
(a)  Cisco Systems Inc. ......................................................................             94,000         3,595,500
(a)  EMC Corp. ...............................................................................             24,000         1,596,000
     Intel Corp. .............................................................................             40,000         1,202,500
     Linear Technology Corp. .................................................................             40,000         1,850,000
     Motorola Inc. ...........................................................................             60,000         1,215,000
     Symbol Technologies Inc. ................................................................             52,500         1,890,000
                                                                                                                        -----------
                                                                                                                         11,349,000
                                                                                                                        -----------
     ENERGY MINERALS 4.7%
     Chevron Corp. ...........................................................................             22,500         1,899,844
     Conoco Inc., B ..........................................................................             29,999           868,096
     Devon Energy Corp. ......................................................................             40,000         2,438,800
     Exxon Mobil Corp. .......................................................................             27,500         2,390,781
                                                                                                                        -----------
                                                                                                                          7,597,521
                                                                                                                        -----------
     FINANCE 5.5%
     American International Group Inc. .......................................................             32,812         3,234,033
     Bank of America Corp. ...................................................................             30,000         1,376,250
     Goldman Sachs Group Inc. ................................................................             16,200         1,732,388
     Wells Fargo & Co. .......................................................................             45,000         2,505,938
                                                                                                                        -----------
                                                                                                                          8,848,609
                                                                                                                        -----------
     HEALTH TECHNOLOGY 10.5%
     Abbott Laboratories .....................................................................             35,000         1,695,313
     Bristol-Myers Squibb Co. ................................................................             20,000         1,478,750
(a)  Genentech Inc. ..........................................................................             60,000         4,890,000
(a)  Genzyme Corp. ...........................................................................             20,000         1,798,750
     Pfizer Inc. .............................................................................             51,250         2,357,500

FRANKLIN ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000


                                                                                                          SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     HEALTH TECHNOLOGY (CONT.)
     Schering-Plough Corp. ...................................................................             35,000        $1,986,250
(a)  Watson Pharmaceuticals Inc. .............................................................             52,800         2,702,700
                                                                                                                        -----------
                                                                                                                         16,909,263
                                                                                                                        -----------
     INDUSTRIAL SERVICES 4.2%
     Enron Corp. .............................................................................             60,000         4,987,500
     Schlumberger Ltd. .......................................................................             20,000         1,598,750
     Transocean Sedco Forex Inc. .............................................................              3,872           178,112
                                                                                                                        -----------
                                                                                                                          6,764,362
                                                                                                                        -----------
     NON-ENERGY MINERALS 1.2%
     Barrick Gold Corp. (Canada) .............................................................             30,000           491,400
     Rio Tinto PLC, ADR (United Kingdom) .....................................................             20,000         1,441,250
                                                                                                                        -----------
                                                                                                                          1,932,650
                                                                                                                        -----------
     PROCESS INDUSTRIES 2.3%
     Bowater Inc. ............................................................................             30,000         1,691,250
     E. I. du Pont de Nemours and Co. ........................................................             15,836           765,077
     Ecolab Inc. .............................................................................             30,000         1,295,625
                                                                                                                        -----------
                                                                                                                          3,751,952
                                                                                                                        -----------
     PRODUCER MANUFACTURING 7.5%
     Deere & Co. .............................................................................             35,000         1,603,438
     General Electric Co. ....................................................................             90,000         4,314,375
     Honeywell International Inc. ............................................................             32,125         1,519,914
     Illinois Tool Works Inc. ................................................................             35,000         2,084,688
     Minnesota Mining & Manufacturing Co. ....................................................             15,000         1,807,500
     Pentair Inc. ............................................................................             31,000           749,813
                                                                                                                        -----------
                                                                                                                         12,079,728
                                                                                                                        -----------
     REAL ESTATE 1.3%
     Equity Office Properties Trust ..........................................................             40,000         1,305,000
     Simon Property Group Inc. ...............................................................             30,000           720,000
                                                                                                                        -----------
                                                                                                                          2,025,000
                                                                                                                        -----------
     RETAIL TRADE 4.3%
(a)  Costco Wholesale Corp. ..................................................................             50,000         1,996,875
     Target Corp. ............................................................................             85,600         2,760,600
     Wal-Mart Stores Inc. ....................................................................             40,000         2,125,000
                                                                                                                        -----------
                                                                                                                          6,882,475
                                                                                                                        -----------
     TECHNOLOGY SERVICES 3.7%
(a)  America Online Inc. .....................................................................            10,000           348,000
(a)  Computer Sciences Corp. .................................................................             25,000         1,503,125
(a)  Equant NV, N.Y. shs. (Netherlands) ......................................................             20,000           521,250
     First Data Corp. ........................................................................             30,000         1,580,625
(a)  Microsoft Corp ..........................................................................             20,000           867,500
(a)  Oracle Corp. ............................................................................             38,000         1,104,375
                                                                                                                        -----------
                                                                                                                          5,924,875
                                                                                                                        -----------

FRANKLIN ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)


                                                                                                          SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     TRANSPORTATION .6%
     United Parcel Service Inc., B ...........................................................             17,100        $1,005,694
                                                                                                                        -----------
     UTILITIES 1.5%
     Duke Energy Corp. .......................................................................             19,000         1,619,750
     Montana Power Co. .......................................................................             35,200           730,400
                                                                                                                        -----------
                                                                                                                          2,350,150
                                                                                                                        -----------
     TOTAL COMMON STOCKS (COST $76,673,113) ..................................................                          103,047,118
                                                                                                                        -----------
     CONVERTIBLE PREFERRED STOCKS 3.0%
     Apache Corp., 6.50%, cvt. pfd. ..........................................................             40,300         2,425,556
     Georgia-Pacific Corp., 7.50%, cvt. pfd. .................................................             35,500         1,218,094
     MediaOne Group Inc., 7.00%, cvt. pfd.  ..................................................             33,300         1,186,313
                                                                                                                        -----------
     TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,440,244) ....................................                            4,829,963
                                                                                                                        -----------


                                                                                                      PRINCIPAL
                                                                                                        AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
     BONDS
     Georgia-Pacific Corp., 9.125%, 7/01/22 (COST $98,000) ...................................       $    100,000            90,494
                                                                                                                        -----------
     U.S. GOVERNMENT AGENCY SECURITIES 2.2%
     Federal Home Loan Mortgage Corp., 5.75%, 4/15/08 ........................................          2,000,000         1,983,732
     Federal National Mortgage Association, 6.375%, 6/15/09 ..................................          1,500,000         1,538,558
                                                                                                                        -----------
     TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $3,448,710) ...............................                            3,522,290
                                                                                                                        -----------
     U.S. GOVERNMENT SECURITIES 10.8%
     U.S. Treasury Bond, 8.00%, 11/15/21 .....................................................            250,000           323,555
     U.S. Treasury Bond, 6.25%, 8/15/23 ......................................................          2,900,000         3,137,153
     U.S. Treasury Bond, 6.875%, 8/15/25 .....................................................          1,000,000         1,169,815
     U.S. Treasury Bond, 6.00%, 2/15/26 ......................................................          3,000,000         3,161,898
     U.S. Treasury Note, 5.50%, 1/31/03 ......................................................          2,000,000         2,014,606
     U.S. Treasury Note, 7.25%, 5/15/04 ......................................................          1,300,000         1,384,140
     U.S. Treasury Note, 5.875%, 11/15/05 ....................................................          2,000,000         2,068,472
     U.S. Treasury Note, 3.375%, 1/15/07 .....................................................          1,000,000         1,077,986
     U.S. Treasury Note, 6.125%, 8/15/07 .....................................................          1,700,000         1,790,180
     U.S. Treasury Strip, 11/15/21 ...........................................................          4,000,000         1,227,962
                                                                                                                        -----------
     TOTAL U.S. GOVERNMENT SECURITIES (COST $16,472,336) .....................................                           17,355,767
                                                                                                                        -----------
     TOTAL LONG TERM INVESTMENTS (COST $101,132,403) .........................................                          128,845,632
                                                                                                                        -----------

FRANKLIN ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)


                                                                                                      PRINCIPAL
                                                                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(b)  REPURCHASE AGREEMENT 19.9%
     Joint Repurchase Agreement, 6.047%, 1/02/01, (Maturity Value $32,004,660)
      (COST $31,983,169) .....................................................................        $31,983,169      $ 31,983,169
       Barclays Capital Inc. (Maturity Value $3,142,922)
       Bear, Stearns & Co. Inc. (Maturity Value $1,795,941)
       BNP Paribas Corp. (Maturity Value $3,142,922)
       Chase Securities Inc. (Maturity Value $3,142,922)
       Dresdner Kleinwort Benson, North America LLC (Maturity Value $3,142,922)
       Goldman, Sachs & Co. (Maturity Value $3,142,922)
       Greenwich Capital Markets Inc. (Maturity Value $3,142,922)
       Lehman Brothers Inc. (Maturity Value $2,820,408)
       Nesbitt Burns Securities Inc. (Maturity Value $3,142,922)
       SG Cowen Securities Corp. (Maturity Value $2,244,935)
       UBS Warburg LLC (Maturity Value $3,142,922)
        Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency
        Securities
                                                                                                                       ------------
     TOTAL INVESTMENTS (COST $133,115,572) 100.1% ............................................                          160,828,801
     OTHER ASSETS, LESS LIABILITIES (.1)% ....................................................                             (213,321)
                                                                                                                       ------------
     NET ASSETS 100.0% .......................................................................                         $160,615,480
                                                                                                                       ============


(a)  Non-income producing.

(b)  See Note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.

FRANKLIN ASSET ALLOCATION FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

Assets:
 Investments in securities, at value (cost $101,132,403) .............................................                 $128,845,632
 Repurchase agreements, at value and cost ............................................................                   31,983,169
 Receivables:
  Capital shares sold ................................................................................                      109,171
  Dividends and interest .............................................................................                      414,562
                                                                                                                      -------------
      Total assets ...................................................................................                  161,352,534
                                                                                                                      -------------
Liabilities:
 Payables:
  Capital shares redeemed ............................................................................                      295,623
  Affiliates .........................................................................................                      187,297
  Shareholders .......................................................................................                      216,359
 Other liabilities ...................................................................................                       37,775
                                                                                                                      -------------
      Total liabilities ..............................................................................                      737,054
                                                                                                                      -------------
       Net assets, at value ..........................................................................                 $160,615,480
                                                                                                                      -------------
Net assets consist of:
 Undistributed net investment income .................................................................                      $79,662
 Net unrealized appreciation .........................................................................                   27,713,229
 Accumulated net realized loss .......................................................................                      (67,381)
 Capital shares ......................................................................................                  132,889,970
                                                                                                                      -------------
      Net assets, at value ...........................................................................                 $160,615,480
                                                                                                                      -------------
CLASS A:
 Net asset value per share ($150,698,417 -- 14,268,423 shares outstanding)* ..........................                       $10.56
                                                                                                                      -------------
 Maximum offering price per share ($10.56 -- 94.25%) .................................................                       $11.20
                                                                                                                      -------------
CLASS C:                                                                                                              -------------
 Net asset value per share ($9,917,063 -- 942,030 shares outstanding)* ...............................                       $10.53
                                                                                                                      -------------
 Maximum offering price per share ($10.53 -- 99%) ....................................................                       $10.64
                                                                                                                      -------------


* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN ASSET ALLOCATION FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000


Investment income:
(net of foreign taxes of $21,579)
 Dividends .........................................................................................           $1,632,952
 Interest ..........................................................................................            2,854,969
                                                                                                             ------------
      Total investment income ......................................................................            4,487,921
                                                                                                             ------------
Expenses:
 Management fees (Note 3) ..........................................................................              936,177
 Distribution fees (Note 3)
  Class A ..........................................................................................              386,888
  Class C ..........................................................................................               77,272
 Transfer agent fees (Note 3) ......................................................................              317,359
 Custodian fees ....................................................................................                4,775
 Reports to shareholders ...........................................................................               38,348
 Registration and filing fees ......................................................................               45,309
 Professional fees (Note 3) ........................................................................               22,200
 Trustees' fees and expenses .......................................................................                4,722
 Other .............................................................................................               21,661
                                                                                                             ------------
      Total expenses ...............................................................................            1,854,711
                                                                                                             ------------
       Net investment income .......................................................................            2,633,210
                                                                                                             ------------
Realized and unrealized gains (losses):
  Net realized gain from:
  Investments ......................................................................................            4,342,159
  Foreign currency transactions ....................................................................               50,584
                                                                                                             ------------
      Net realized gain ............................................................................            4,392,743
 Net unrealized depreciation on investments ........................................................          (10,309,300)
                                                                                                             ------------
Net realized and unrealized loss ...................................................................           (5,916,557)
                                                                                                             ------------
Net decrease in net assets resulting from operations ...............................................          $(3,283,347)
                                                                                                             ------------


                       See notes to financial statements.

FRANKLIN ASSET ALLOCATION FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                                                                  2000                     1999
                                                                                            --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................................              $2,633,210               $1,994,358
  Net realized gain from investments and foreign currency transactions ...........               4,392,743                4,564,565
  Net unrealized appreciation (depreciation) on investments ......................             (10,309,300)              15,843,406
                                                                                             --------------------------------------
      Net increase (decrease) in net assets resulting from operations ............              (3,283,347)              22,402,329
 Distributions to shareholders from:
  Net investment income:
   Class A .......................................................................              (2,566,192)              (1,969,117)
   Class C .......................................................................                 (91,780)                 (14,119)
  Net realized gains:
   Class A .......................................................................              (5,145,861)              (3,775,397)
   Class C .......................................................................                (326,664)                 (76,530)
                                                                                             --------------------------------------
 Total distributions to shareholders .............................................              (8,130,497)              (5,835,163)
 Capital share transactions: (Note 2)
   Class A .......................................................................              14,687,264               22,098,801
   Class C .......................................................................               7,083,065                3,325,142
                                                                                             --------------------------------------
 Total capital share transactions ................................................              21,770,329               25,423,943
      Net increase in net assets .................................................              10,356,485               41,991,109
Net assets:
 Beginning of year ...............................................................             150,258,995              108,267,886
                                                                                             --------------------------------------
 End of year .....................................................................            $160,615,480             $150,258,995
                                                                                             --------------------------------------
Undistributed net investment income included in net assets:
 End of year .....................................................................                 $79,662                  $53,840
                                                                                             --------------------------------------


                       See notes to financial statements.

FRANKLIN ASSET ALLOCATION FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Asset Allocation Fund (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one fund (the Fund). The Fund seeks total return. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. JOINT REPURCHASE AGREEMENT:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2000, all repurchase agreements had been entered into on December 29, 2000.

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN ASSET ALLOCATION FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Fund. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $13,541.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class A and Class C. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                                   YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------------------
                                                                         2000                                    1999
                                                            -----------------------------------------------------------------------
                                                              SHARES              AMOUNT              SHARES               AMOUNT
                                                            -----------------------------------------------------------------------
CLASS A SHARES:
Shares sold ........................................         4,969,506          $56,047,359          5,839,883          $61,426,546
Shares issued in reinvestment of distributions .....           660,522            7,008,533            478,601            5,160,095
Shares redeemed ....................................        (4,311,741)         (48,368,628)        (4,235,173)         (44,487,840)
                                                            -----------------------------------------------------------------------
Net increase .......................................         1,318,287          $14,687,264          2,083,311          $22,098,801
                                                            -----------------------------------------------------------------------

FRANKLIN ASSET ALLOCATION FUND
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                                                   YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------------------
                                                                         2000                                    1999
                                                            -----------------------------------------------------------------------
                                                              SHARES              AMOUNT              SHARES               AMOUNT
                                                            -----------------------------------------------------------------------
CLASS C SHARES:
Shares sold ..........................................          737,097           $8,307,958           323,668           $3,434,754
Shares issued in reinvestment of distributions .......           36,372              380,792             7,939               86,580
Shares redeemed ......................................         (144,847)          (1,605,685)          (18,199)            (196,192)
                                                               --------           ----------           -------           ----------
Net increase .........................................          628,622           $7,083,065           313,408           $3,325,142
                                                               --------           ----------           -------           ----------

(a) For the period May 1, 1999 (effective date) to December 31, 1999 for Class C shares.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment advisor, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE              MONTH-END NET ASSETS
       ------------------------------------------------------------------------
         .625%                First 100 Million
         .500%                Over 100 million, up to and including 250 million
         .450%                In excess of 250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% and 1.00% per year of its average daily net assets of Class A and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of Fund shares, and received contingent deferred sales charges for the year of $113,070 and $3,749, respectively.

The Fund paid transfer agent fees of $317,359, of which $184,152 was paid to Investor Services.

Included in professional fees are legal fees of $671 that were paid to a law firm in which a partner was an officer of the Fund.

FRANKLIN ASSET ALLOCATION FUND
Notes to Financial Statements (continued)


4. INCOME TAXES

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $133,151,180 was as follows:

        Unrealized appreciation .......................          $35,685,941
        Unrealized depreciation .......................           (8,008,320)
                                                                 -----------
        Net unrealized appreciation ...................          $27,677,621
                                                                 -----------

At December 31, 2000, the Fund has deferred capital losses occurring subsequent to October 31, 2000 of $23,285. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $21,667,847 and $21,514,190, respectively.


6. MERGER WITH THE FRANKLIN GROWTH AND INCOME FUND

On February 8, 2001, the Franklin Growth and Income Fund acquired the net assets of the Franklin Asset Allocation Fund, pursuant to a plan of reorganization approved by the Franklin Asset Allocation Fund's shareholders. The merger was accomplished by a tax-free exchange of 8,677,232 Class A shares, 710,933 Class C shares, and 88,061 Advisor Class shares of the Franklin Growth and Income Fund (valued at $13.87, $13.50, and $13.91, respectively) for the net assets of the Franklin Asset Allocation Fund which aggregated $131,175,739, including $26,238,202 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without reinstatement for financial reporting purposes. The combined net assets of the Franklin Growth and Income Fund immediately after the merger were $1,582,403,606.

FRANKLIN ASSET ALLOCATION FUND
Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
FRANKLIN ASSET ALLOCATION FUND:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Asset Allocation Fund (the
Fund) at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


San Francisco, California
February 5, 200

FRANKLIN ASSET ALLOCATION FUND
Tax Designation

Under Section 852(b)(3)(c) of the Internal Revenue Code, the Fund hereby designates $3,214,771 as a capital gain dividend for the fiscal year ended December 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 37.73% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.